UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Pursuant to § 240.14a-12

CITADEL SECURITY SOFTWARE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

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Citadel Security Software Inc.
Two Lincoln Center, Suite 1600
5420 LBJ Freeway
Dallas, Texas 75240
214-520-9292

CITADEL SECURITY SOFTWARE INC.

March 7, 2006

Dear Stockholder:

We will hold a Special Meeting of Stockholders on Wednesday, March 22, 2006 at 9:00 a.m., Dallas, Time, at the Company’s offices at Two Lincoln Center, Suite 1600, 5420 LBJ Freeway, Dallas, Texas. The business to be conducted at the meeting is to vote on a proposal to effect a reverse stock split on a one for two, one for three, one for four, or one for five basis. Details are more fully described in the accompanying Notice of Annual Meeting of Stockholders and in the Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote by returning your proxy card, or over the Internet or by telephone if available. The proxy statement explains more about proxy voting. Please read it carefully.

Thank you for your continued support of our company.

Sincerely,

Steven B. Solomon

Chairman of the Board of Directors,
President and Chief Executive Officer

CITADEL SECURITY SOFTWARE INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date:	Wednesday, March 22, 2006
Time:	9:00 a.m. Dallas time (registration will begin at 8:30 a.m.)
Place:	Two Lincoln Centre, Suite 1600
5420 LBJ Freeway
Dallas, Texas

At the meeting you will be asked to:

1.    Authorize an amendment of the Company’s Certificate of Incorporation to combine shares of the Company’s common stock to effect one of the following reverse stock splits, only one of which, if any, is to be effected as finally approved by the Company’s board of directors:

•            share of common stock for each 2 outstanding shares of common stock;

•            share of common stock for each 3 outstanding shares of common stock;

•            share of common stock for each 4 outstanding shares of common stock; and

•            share of common stock for each 5 outstanding shares of common stock.

2.    Consider any other matters that may properly be brought before the meeting.

By order of the Board of Directors,

Steven B. Solomon

Chairman of the Board of Directors,
President and Chief Executive Officer and Secretary

Dallas, Texas
March 7, 2006

Please vote by telephone or by using the Internet, if available, as instructed in the proxy card, or complete, sign and date the proxy card as promptly as possible and return it in the enclosed envelope.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS OF CITADEL SECURITY SOFTWARE INC.
to be held on March 22, 2006

(solicited on behalf of the Board of Directors of Citadel Security Software Inc.)

Information concerning solicitation and voting

Your vote is very important. For this reason, our Board of Directors (the “Board”) is requesting that you permit your common stock to be represented at the Special Meeting of Stockholders (the “Annual Meeting” or “meeting”) by the proxies named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

This proxy statement and proxy card were mailed to stockholders by Citadel beginning on or about March 7, 2006. Citadel’s principal executive offices are located at Two Lincoln Centre, Suite 1600, 5420 LBJ Freeway, Dallas, Texas 75240. Citadel’s main telephone number is (214) 520-9292. In this proxy statement Citadel Security Software Inc. is referred to as “the Company,” “Citadel” and “we.”

General information about the meeting

Who may vote

You may vote your Citadel common stock if our records show that you owned your shares on February 6, 2006. At the close of business on February 6, 2006, there were 30,518,230 shares of Citadel common stock outstanding and eligible to vote. You may cast one vote for each share of common stock held by you on all matters presented. Please see “Vote required” at the end of each Proposal below for further explanation.

Voting your proxy

Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. Instructions for voting by telephone, by using the Internet, if available, or by mail are on your proxy card. For shares held through a broker, bank or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed and as the proxy holders may determine within their discretion with respect to any other matters that properly come before the meeting.

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.

Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Special Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions on how to vote from the beneficial owner.

The affirmative vote of a majority of the shares outstanding and entitled to vote as of the Record Date is required to approve amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) which would effect a reverse stock split within a range from two and five and to authorize the Company’s Board of Directors to select and file one such amendment which would effect the reverse stock split within such range (Proposals 1(a), 1(b), 1(c) and 1(d)). Abstentions are deemed to be “votes cast,” and have the same effect as a vote against these proposals. However, broker non-votes are not deemed to be votes cast, and therefore are not included in the tabulation of the voting results on these proposals, though we must obtain a majority of shares outstanding on the Record Date in favor of the proposals for their approval.

Votes needed to hold the meeting

The Special Meeting will be held if a majority of Citadel’s outstanding shares on the record date entitled to vote is represented at the meeting. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting, if you:

•       are present and vote in person at the meeting; or

•       have properly submitted a proxy card or voted by telephone or by using the Internet, if available.

Matters to be voted on at the meeting

The following proposals will be presented for your consideration at the meeting:

1.              Authorization of an amendment of the Company’s Certificate of Incorporation to combine shares of the Company’s common stock to effect one of the following reverse stock splits, only one of which, if any, is to be effected as finally approved by the Company’s board of directors:

•        1 share of common stock for each 2 outstanding shares of common stock;

•        1 share of common stock for each 3 outstanding shares of common stock;

•        1 share of common stock for each 4 outstanding shares of common stock;

•        1 share of common stock for each 5 outstanding shares of common stock; and

2.     Any other matters that may properly be brought before the meeting.

Cost of this proxy solicitation

We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

Attending the meeting

You may vote shares held directly in your name in person at the meeting. If you want to vote shares that you hold in street name at the meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares.

Changing your vote

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date, voting on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy submitted prior to the meeting will be counted), or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy; you must specifically revoke your proxy. See also “General information about the meeting—Voting your proxy” above for further instructions.

Voting recommendations

Our Board recommends that you vote “FOR” each of the proposed reverse stock splits (only one of which will be implemented if any is implemented).

Voting results

The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our Transfer Agent and Inspector of Elections and published in our quarterly report on Form 10-Q for the fiscal quarter ending March 31, 2006.

Delivery of voting materials to stockholders sharing an address

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Citadel stock account, we are delivering only one set of the proxy materials to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders.

How to obtain a separate set of voting materials

If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at: (214) 520-9292 or by writing us at: Citadel Security Software Inc., Two Lincoln Centre, Suite 1600, 5420 LBJ Freeway, Dallas, Texas 75240; Attn: Investor Relations.

Please see the attached Exhibits

Each of the alternative proposed amendments to our certificate of incorporation is attached to this proxy statement as Exhibits A-1, A-2, A-3, and A-4 respectively. A separate amendment is attached for each of the proposed exchange ratios (i.e., one-for-two, one-for-three, one-for-four, and one-for-five). If the board of directors elects to implement one of the approved amendments, the number of issued and outstanding shares of common stock would be reduced in accordance with the exchange ratio for the selected amendment. The par value of the common stock would remain unchanged at $0.01 per share. The amendment would not change the number of authorized shares of common stock. The reverse stock split would become effective upon filing the amendment with the Delaware Secretary of State. The board of directors may elect not to implement any of the approved reverse stock splits at its sole discretion, even if the entire set of proposed amendments is approved by our stockholders.

General

It is important that your proxy be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy in the enclosed envelope.

The Company reserves the right, upon notice to stockholders, to abandon or modify the proposed Amendment at any time prior to the filing of the Amendment upon direction of the board of directors.

As of February 3, 2006, there were approximately 820 holders of record of common stock.

INFORMATION ABOUT THE COMPANY’S CAPITALIZATION

Each of the Proposals submitted to the Company’s stockholders and described in this proxy statement pertain to the structure of the Company’s capital stock.

The Company’s equity capitalization as of February 3, 2006 consists of the following:

•       100,000,000 authorized shares of common stock, of which 30,518,230 are issued and outstanding;

•       1,000,000 authorized shares of preferred stock, of which 15,000 are designated as Series A Convertible Preferred Stock, all of which are issued and outstanding, and 7,000 are designated as Series B Convertible Preferred Stock, all of which are issued and outstanding;

•       3,000,000 shares of common stock reserved for issuance under the Company’s 2002 Stock Incentive Plan, as amended, under which options to purchase an aggregate of 2,317,000 shares are issued and outstanding (“Stock Incentive Plan”), and an additional 345,776 shares of common stock reserved for issuance pursuant to the exercise of options outside of the Stock Incentive Plan; and

•       4,336,641 shares of common stock reserved for issuance upon exercise of outstanding warrants (“Warrants”).

2002 Stock Incentive Plan

The Board of Directors adopted the Stock Incentive Plan in May 2002. The plan authorizes the Board or a committee, which administers the plan, to grant stock options, stock appreciation rights, restricted stock and deferred stock awards to our officers, other key employees and consultants.

A total of 1,500,000 shares of common stock were initially reserved for issuance under the terms of the Stock Incentive Plan. In 2004, the Company’s Board of Directors and stockholders approved amendments to the Plan, including an increase in the shares of common stock reserved for issuance thereunder by 1,500,000 shares of common stock to an aggregate of 3,000,000 shares. In the event of any sale of assets, merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the stock, the Board or committee may make an equitable substitution or adjustment in the aggregate number of shares reserved for issuance under the plan. The Company has 2,317,000 stock option awards outstanding and 345,776 shares available for grant under the Stock Incentive Plan at February 3, 2006.

Option Grants.   The Stock Incentive Plan permits the granting of incentive stock options, as defined by the Internal Revenue Code, and nonqualified stock options. Incentive stock options may only be granted to our employees. The term of any stock option is set by the Board or committee, but cannot exceed ten years in the case of incentive stock options. Stock options become exercisable, in full or in installments, for shares of common stock at the time determined by the Board or committee, but generally a stock option will not be exercisable prior to three months from the date of the grant of a stock option. The exercise price per share of stock options is determined by the Board or committee at the time of grant, but must be equal to 100% of the fair market value of our common stock on the date of grant.

Stock Appreciation Rights.   Stock appreciation rights may be granted in conjunction with nonqualified stock options granted under the Stock Incentive Plan to our officers, employees and consultants. Stock appreciation rights may only be exercised at such time and to the extent the underlying options are exercisable. These stock appreciation rights entitle the holder, upon exercise of the stock appreciation right, to receive an amount in any combination, of cash or our unrestricted common stock equal in value to the excess of the fair market value on the date of exercise of the stock appreciation rights of one share of our common stock over the exercise price per share of the connected stock option multiplied by the number of shares for which the stock appreciation right is exercised. Each stock appreciation right will terminate upon the termination of the related option.

Restricted Stock Awards.   The Board or committee may also award non-transferable restricted shares of our common stock to our officers and key employees. Such restricted shares will be subject to such conditions and restrictions as the Board or committee may determine. The Board or committee will determine to whom restricted shares will be granted, the number of shares to be awarded, the price, if any, to be paid by the recipient, the times within which such awards may be subject to forfeiture and all other conditions of the award. During the restriction period set by the Board or committee, the recipient may not sell, transfer, pledge or assign restricted shares awarded to the recipient under the Stock Incentive Plan. If a recipient of restricted stock terminates employment for any reason other than death, disability or retirement prior to the end of the restriction period determined by the Board or committee, the participant will forfeit all shares still subject to restriction in exchange for the amount, if any, that the participant paid for them.

Deferred Stock Awards.   Deferred stock awards may be made under the Stock Incentive Plan by the Board or committee to any of our officers, key employees and consultants it determines. These awards entitle the recipient to receive unrestricted shares without any payment in cash or property in one or more installments at a future date or dates, as determined by the Board or committee. Each deferred stock award will be confirmed by and subject to the terms of a deferred stock award agreement executed by us and the recipient and may generally not be sold, assigned, transferred, pledged or otherwise encumbered during the period specified by the Board or committee. Receipt of deferred stock may be conditioned on such matters as the Board or committee may determine, including continued employment or attainment of performance goals. All rights under a deferred stock award will generally terminate upon the participant’s termination of employment prior to the receipt of unrestricted shares.

Executive Compensation Conversion Stock Options.   Under the Stock Incentive Plan, each year the Chairman of the Board of Directors or the Board or committee will designate those executives eligible to convert salary and bonus to stock options for the next year. These eligible executives may then, prior to the beginning of the next calendar year, elect to convert up to 25% of their next year’s salary and 25% of their next year’s bonus (in either 5% or $10,000 increments) into stock options under the plan. On the last day of each calendar year, the total amount of salary, bonus and compensation an eligible executive elected to convert into stock options for that calendar year will be converted into stock options. The number of shares of common stock subject to stock options that are converted from salary, bonus or compensation will be the total dollar amount an eligible executive has elected to convert into stock options divided by the per share value of a stock option on the last day of that year, as determined by the Board or committee using any recognized option valuation model it selects. Options converted from salary, bonus or compensation are generally exercisable, cumulatively, as to 10% commencing on each of the first through tenth anniversaries of the day the option is converted. The exercise price per share of common stock under stock options obtained by conversion of salary, bonus or compensation will, at the election of the holder of the option prior to the year for which the option is converted from salary, bonus or cash, be either 100% of the fair market value on the last day of the year when the option is obtained or a lesser percentage determined by the Board or committee from time to time, but not less than 75% of the fair market value on the last day of the year when the option is obtained.

Change of Control.   The Stock Incentive Plan provides that in the event of a change of control of Citadel, unless otherwise determined by the Board or committee prior to the change of control, and, to the extent expressly provided by the Board or committee, in the event of a potential change of control, the following will occur:

—             Any stock appreciation rights and any stock options that are not previously exercisable and vested will become fully exercisable and vested;

—             The restrictions and deferral limitations on restricted stock and deferred stock awards will lapse and these shares and awards will become fully vested; and

—             The value of all outstanding stock options, stock appreciation rights, restricted stock and deferred stock awards will, to the extent determined by the Board or committee, be settled on the basis of the change of control price as of the date the change of control occurs.

PROPOSAL 1

Authorization of an amendment of the Company’s Certificate of Incorporation to combine shares of the Company’s common stock to effect one of the following reverse stock splits, only one of which, if any, is to be effected as finally approved by the Board (“Split”):

a.     1 share of common stock for each 2 outstanding shares of common stock

b.     1 share of common stock for each 3 outstanding shares of common stock

c.      1 share of common stock for each 4 outstanding shares of common stock

d.     1 share of common stock for each 5 outstanding shares of common stock

Overview

You are being asked to vote upon a set of four mutually exclusive amendments to our certificate of incorporation which would authorize our board of directors to effect a reverse split of all outstanding shares of our common stock at an exchange ratio ranging from one-for-two to one-for-five. The board would have the sole discretion to elect, as it determines to be in the best interests of the Company and its stockholders, whether or not to effect a reverse stock split, and if so, at which of the approved exchange ratios, at any time before the first anniversary of the Special Meeting of Stockholders. If the board elects to implement one of the reverse stock splits, the board would abandon the remaining reverse stock splits without need for any further stockholder action. The board of directors believes that approval of a proposal granting this discretion to the board, rather than approval of an immediate reverse stock split at a specified ratio, provides the board with maximum flexibility to react to the then-current market conditions and therefore to act in the best interests of the Company and its stockholders. The Board may also determine not to undertake any reverse stock split.

Our board of directors has approved each of the amendments to our certificate of incorporation to effect the proposed reverse stock splits and declared each proposal to be advisable and has recommended that these proposed amendments be submitted to our stockholders. Although you may elect to vote in favor of each of the amendments, some of the amendments or none of the amendments, our board of directors recommends that you vote in favor of the entire set of amendments.

Reasons for the Reverse Stock Split

Our primary purpose in considering a reverse stock split is to increase the trading price of our common stock to facilitate the continued listing of our common stock for quotation on the Nasdaq Capital Market. The Nasdaq Stock Market’s Marketplace Rules require companies whose shares are listed for quotation on the Nasdaq Capital Market to comply with certain continued listing requirements, including, in our case, a minimum bid price of $1.00 per share. The Board does not intend for this transaction to be the first step in a series or plans or proposals of a “going private transaction” within the meaning of Rule 13-3 of the Securities Exchange Act of 1934.

On December 21, 2005, we received a letter from The NASDAQ Stock Market notifying us that we had not regained compliance with the NASDAQ’s Marketplace Rule 4310(c)(4) requiring at least a $1.00 market price for our stock, within 180 days of our initial failure to comply with the Rule. Citadel was not eligible for an additional 180 day compliance period because Citadel did not meet The NASDAQ Capital Market initial inclusion criteria set forth in Marketplace Rule 4310(c), including the minimum stockholders’ equity, net income or market value criteria. As a result, Citadel’s securities are subject to delisting from the NASDAQ Capital Market. Citadel requested a hearing to appeal the NASDAQ Staff’s determination to a NASDAQ Listing Qualifications Panel, in accordance with the Marketplace Rule 4800 Series, and the hearing was held February 2, 2006. Under NASDAQ rules, the hearing request stayed the delisting of Citadel’s securities pending the Panel’s decision. There can be no assurance that the Panel will grant Citadel’s request for continued listing. If our common stock does not trade at a level that is required to regain compliance, Citadel’s Board of Directors will consider options available to Citadel to achieve compliance, including the proposed reverse split. Citadel has requested an additional extension of time to regain compliance with the NASDAQ’s listing requirements, though there can be no assurance that the NASDAQ will grant this extension.

Our board of directors intends to implement a reverse split only if it believes that this action will be necessary or desirable to comply with the Nasdaq Stock Market’s continued listing criteria. As of February 3, 2006, the trading price of our common stock was $0.31 per share, and if the trading price increases without a reverse stock split, the reverse stock split may not be necessary or desirable. In determining whether or not to implement a reverse stock split, and the appropriate exchange ratio, the board would assess a variety of factors, including without limitation analysis of our most recent fiscal quarter and general economic conditions, and the trading price of our common stock on the days leading up to the date of the reverse split. We cannot assure you that a reverse split would lead to a sustained increase in the trading price of our common stock, that the trading price would remain above the threshold required by the Nasdaq Capital Market, or that we will be able to continue to meet the other Nasdaq continued listing requirements.

Among the reasons for implementing a reverse split are the potential risks to the Company and its stockholders that could result from our common stock being delisted from the Nasdaq Capital Market. Delisting from the Nasdaq Capital Market would likely significantly decrease the liquidity of our common stock, which could reduce the trading price and increase the transaction costs of trading shares of our common stock.

The Reverse Stock Split May Not Result in an Increase in the Per Share Price of the Common Stock; There Are Other Risks Associated With the Reverse Stock Split

The Board of Directors expects that a reverse stock split of the Common Stock will increase the market price of the Common Stock. However, the Company cannot be certain whether the reverse stock split would increase the trading price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•       the trading price per share of Common Stock after the reverse stock split would rise in proportion to the reduction in the number of pre-split shares of Common Stock outstanding before the reverse stock split;

•       the reverse stock split would result in a per share price that would attract brokers and investors who do not trade in lower priced stocks; and

•       the market price per post-split share would either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq or that the Company would otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq.

The market price of the Common Stock would also be based on Citadel’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the reverse stock split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Potential Effects of the Reverse Stock Split

The immediate effect of a reverse split would be to reduce the number of shares of common stock outstanding, and we anticipate to increase the trading price of our common stock. However, the effect of any reverse stock split upon the market price for our common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied, with some companies losing substantial market value after a reverse stock split. We cannot assure you that the trading price of our common stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, as stated above, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our common stock, that the trading price would remain above the threshold required by the Nasdaq Capital Market, or that we will be able to continue to meet the other continued listing requirements of the Nasdaq Capital Market. The trading price of our common stock may change due to a variety of other factors, including our operating results, our financial condition, other factors related to our business and general market conditions.

The following table reflects the number of shares of common stock that would be outstanding as a result of each proposed reverse stock split, and the approximate percentage reduction in the number of outstanding shares, based on 30,518,230 shares of common stock outstanding as of the record date:

Proposed Reverse Stock Split Ratio	Approximate Shares of Common Stock Outstanding	Percentage Reductions
Current	30,518,230	0%
1 for 2	15,259,115	50%
1 for 3	10,172,744	66 2/3%
1 for 4	7,629,558	75%
1 for 5	6,103,646	80%

The resulting decrease in the number of shares of common stock outstanding could potentially impact the liquidity of our common stock on the Nasdaq Capital Market, especially in the case of larger block trades.

Effects on Ownership by Individual Stockholders.   If a reverse split is implemented, the number of shares of common stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the reverse split by the exchange ratio, and then rounding up to the nearest whole share. No fractional shares will be issued as a result of the reverse split. In lieu of any fractional interest in a share to which each stockholder otherwise would be entitled as a result of the reverse split, the Company will issue to such stockholder one whole share of common stock, as described in further detail below. The reverse stock split would affect our common stock uniformly and would not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share.

Effect on Options, Warrants and Other Securities.   In addition, all outstanding options, warrants, convertible preferred stock, and other securities entitling their holders to purchase shares of our common stock will be adjusted, as required by the terms of these securities, for the reverse stock split. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the exchange ratio of the reverse stock split. Also, the number of shares reserved for issuance under our existing stock incentive and employee stock purchase plans would be reduced proportionally based on the exchange ratio of the reverse stock split. None of the rights currently accruing to holders of our common stock, options, warrants, convertible preferred stock or other securities convertible into common stock, will be affected by the reverse stock split.

Other Effects on Outstanding Shares.   If a reverse stock split is implemented, the rights and preferences of the outstanding shares of common stock will remain the same after the reverse split. Each share of common stock issued pursuant to the reverse stock split would be fully paid and nonassessable.

The reverse stock split would result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. As a result, we are subject to the periodic reporting and other requirements of the Exchange

Act. The proposed reverse stock split would not affect the registration of the common stock under the Exchange Act.

Effect on Authorized Shares of common stock.   The reverse stock split, if implemented, would not change the number of authorized shares of common stock as designated by our certificate of incorporation. Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares remaining available for issuance under our authorized pool of common stock would increase.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve some or all of the proposed amendments to our certificate of incorporation, the board of directors may elect whether or not to declare a reverse stock split, as well as the exchange ratio, at any time before the first anniversary of this Special Meeting of Stockholders. The reverse stock split would be implemented by filing the appropriate amendment to our certificate of incorporation with the Delaware Secretary of State, and the reverse stock split would become effective on the date of the filing.

As of the effective date of the reverse stock split, each certificate representing shares of our common stock before the reverse stock split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by the Company after the effective date until they surrender their old stock certificates for exchange. All options, warrants, convertible preferred stock and other securities would also be automatically adjusted on the effective date.

Our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into our common stock will be notified of the effectiveness of the reverse split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or “street name” would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split, rounded up to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Fractional Shares

We would not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split would be rounded up to the nearest whole share. Stockholders who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the exchange ratio would instead receive one additional whole share at no additional cost upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal. The number of shares to be issued in connection with rounding up such fractional interests is not expected by management of the Company to be material.

Accounting Consequences

The par value of our common stock would remain unchanged at $0.01 per share after the reverse stock split and as a result, the reverse stock split will not affect the total amount of stockholders' equity on our balance sheet. However, because the par value of our common stock will remain unchanged, the common stock and additional paid-in capital components of total stockholders' equity will change by offsetting amounts. The per share net loss and net book value per share of our common stock will be increased as a result of the reverse stock split because there will be fewer shares of our common stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted according for the reverse stock split. The Company does not anticipate that any material accounting consequences would arise as a result of the reverse stock split.

Federal Income Tax Consequences

The following is a summary of material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder’s own tax advisor with respect to the consequences of the reverse stock split.

No gain or loss should be recognized by a stockholder upon his or her exchange of shares pursuant to the reverse stock split (except in the case of the portion of whole shares attributable to the rounding up of fractional shares, as discussed herein). A stockholder’s tax basis in the shares received as a result of the reverse split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders generally should recognize ordinary income to the extent of earnings and profits of the company allocated to the portion of each whole share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. The stockholder’s holding period for the shares will include the period during which he or she held the pre-split shares surrendered in the reverse split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the reverse split. The reverse split would constitute a reorganization within the meaning of Section 368(1)(E) of the Internal Revenue Code of 1986, as amended, and the Company will not recognize any gain or loss as a result of the reverse split.

Our beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

Recommendation and Required Vote

The affirmative vote of a majority of all outstanding shares of common stock entitled to vote at the meeting is required to approve each of the proposed amendments to our amended and restated certificate of incorporation to effect a reverse stock split at the proposed ratios.

OUR BOARD OF DIRECTORS RECOMMENDS VOTING IN FAVOR OF PROPOSALS 1(a), 1(b), 1(c) AND 1(d).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

As of February 3, 2006, there were issued and outstanding approximately 30,518,230 shares of Common Stock, 15,000 shares of Series A Convertible Preferred Stock and 7,000 shares of Series B Convertible Preferred Stock. All shares of preferred stock are owned beneficially by entities affiliated with Satellite Asset Management, L.P. There is no other class of voting security of Citadel issued or outstanding. The following table sets forth the number of shares of Common Stock beneficially owned as of February 3, 2006, by (i) each person known to the Company to own more than 5% of the Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors, named executive officers and other executive officers as a group. We calculated beneficial ownership according to Rule 13d-3 of the Securities Exchange Act as of that date. Shares issuable upon exercise of options or warrants that are exercisable within 60 days after February 3, 2006 are included as beneficially owned by the option holder or warrant holder. Beneficial ownership generally includes voting and investment power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned.

	Shares of
	Common Stock
Name and Address	Number of Shares Beneficially Owned	Approximate Percent Of Class
Satellite Strategic Finance Associates, LLC(1)	10,045,415	25.6%
623 Fifth Avenue
20th Floor
New York, NY 10022
Satellite Strategic Finance Partners, Ltd(2)	4,906,729	13.9%
623 Fifth Avenue
20th Floor
New York, NY 10022
Steven B. Solomon(3)	6,096,499	17.8%
Straus Capital Management(4)	1,600,000	5.2%
605 Third Avenue
New York, NY 10158
Richard Connelly(5)	539,250	1.7%
Chris A. Economou(6)	468,600	1.5%
150 North Federal Highway,
Suite 210
Fort Lauderdale, Florida 33301
Carl Banzhof(7)	400,500	1.3%
Major General (Ret) John Leide(8)	288,600	*
78 Clubhouse Drive
Palm Coast, Florida 32137
Joe M. Allbaugh(9)	275,000	*
101 Constitution Avenue, NW
Suite 525 East
Washington, DC 20001-2133
Mark Rogers(10)	50,000	*
751 Laurel St., #119
San Carlos, California 94070
All officers and directors as a group (11 people)(11)	8,668,445	23.5%

*                    Less than 1%

(1)          Includes 1,601,290 shares of common stock that are issuable upon the exercise of warrants, 5,000,000 shares that are issuable upon the conversion of Series A Convertible Preferred Stock and 1,503,226 shares that are issuable upon conversion of Series B Convertible Preferred Stock. Includes 1,200,000 shares that are exercisable on the warrant issued May 9, 2005 in exchange for the warrant issued February 10, 2004. The discretionary investment manager of Satellite Strategic Finance Associates, LLC is Satellite Asset Management, L.P. (“SAM”), and the controlling entity of SAM is Satellite Fund Management, LLC (“SFM”). Lief Rosenblatt, Mark Sonnino and Gabe Nechamkin are the managing members of SFM and have sole voting and investment power over these shares. Messrs. Rosenblatt, Sonnino and Nechamkin disclaim beneficial ownership of these shares.

(2)          Includes 3,012,903 shares of common stock issuable upon conversion of Series B Convertible Preferred Stock and 1,205,162 shares of common stock that are exercisable upon the exercise of warrants. The discretionary investment manager of Satellite Strategic Finance Partners, Ltd. is Satellite Asset Management, L.P. (“SAM”), and the controlling entity of SAM is Satellite Fund Management, LLC (“SFM”). Lief Rosenblatt, Mark Sonnino and Gabe Nechamkin are the managing members of SFM and have sole voting and investment power over these shares. Messrs. Rosenblatt, Sonnino and Nechamkin disclaim beneficial ownership of these shares

(3)          Includes 3,650,000 shares of common stock that are issuable upon the exercise of immediately exercisable options.

(4)          Based on information in Schedule 13G filed with the Securities and Exchange Commission.

(5)          Includes 425,000 shares of common stock that are issuable upon the exercise of vested options at February 3, 2006, and 50,000 restricted shares of common stock which vest on the earlier of December 19, 2006 or upon a change of control.

(6)          Includes 262,500 shares of common stock that are issuable upon the exercise of vested options.

(7)          Includes 325,000 shares of common stock that are issuable upon the exercise of vested options at February 3, 2006, and 50,000 restricted shares of common stock which vest on the earlier of December 19, 2006 or upon a change of control. Includes 500 shares owned by his spouse.

(8)          Includes 262,500 shares of common stock that are issuable upon the exercise of vested options.

(9)          Includes 200,000 shares of common stock that are issuable upon the exercise of vested options.

(10)   Includes 25,000 shares of common stock that are issuable upon the exercise of vested options.

(11)   Includes 5,433,330 shares issuable upon the exercise of vested options, 91,666 shares issuable pursuant to options exercisable within 60 days of February 3, 2006, and 300,000 restricted shares of common stock which vest on the earlier of December 19, 2006 or upon a change of control held by all directors and all executive officers as a group.

Stockholder proposals and nominations for the 2006 annual meeting

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2006 Annual Meeting must have been received by the Secretary of the Corporation by December 31, 2005. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail—return receipt requested. Shareholders who intend to present a proposal at the 2006 Annual Meeting without including such proposal in the Corporation’s proxy statement must provide the Secretary of the Corporation notice of such proposal no later than March 15, 2006. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Shareholder Communications with the Board of Directors

Shareholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Secretary of the Corporation at Two Lincoln Centre, Suite 1600, 5420 LBJ Freeway, Dallas, Texas 75240, U.S.A. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

PLEASE READ THIS ENTIRE DOCUMENT. As of the date of this statement your management knows of no business to be presented to the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any shareholder proposal about which the Corporation did not receive timely notice.

Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Exchange Act, and in accordance therewith, file annual and quarterly reports, proxy and/or information statements and other information with the SEC. Reports, proxy statements and other information we file can be accessed electronically by means of the SEC’s home page on the Internet at www.sec.gov, on our web site at www.citadel.com. A copy of any public filing is also available, at no charge, by contacting Steven B. Solomon at 214-520-9292.

By Order of the Board of Directors

Steven B. Solomon, Secretary
Dallas, Texas
March 7, 2006

Exhibit A-1 (Reverse Stock Split 1 for 2)

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CITADEL SECURITY SOFTWARE INC.

Citadel Security Software Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST:   That at a meeting of the Board of Directors of Citadel Security Software Inc., a resolution was duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation of this corporation be amended to effect a one (1) for two (2) reverse split of all of the Corporation’s issued common stock, par value $0.01 per share (the “Common Stock”), whereby, automatically upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, each two (2) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

In order to effectuate the amendment set forth above:

(a)          All of the Corporation’s issued Common Stock, having a par value of $0.01 per share, is hereby changed into new Common Stock, having a par value of $0.01 per share, on the basis of one (1) new share of Common Stock for each two (2) shares of Common Stock issued as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

(b)         The Corporation’s 100,000,000 authorized shares of Common Stock, having a par value of $0.01 per share, shall not be changed;

(c)          The Corporation’s 1,000,000 authorized shares of preferred stock, having a par value of $0.01 per share, shall not be changed; and

(d)         The Corporation’s stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

SECOND:   That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by Steven B. Solomon its Chief Executive Officer and President, this      day of         , 2006.

Citadel Security Software Inc.

Steven B. Solomon
Chief Executive Officer and President

Exhibit A-2 (Reverse Stock Split 1 for 3)

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CITADEL SECURITY SOFTWARE INC.

Citadel Security Software Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST:   That at a meeting of the Board of Directors of Citadel Security Software Inc., a resolution was duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation of this corporation be amended to effect a one (1) for three (3) reverse split of all of the Corporation’s issued common stock, par value $0.01 per share (the “Common Stock”), whereby, automatically upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, each three (3) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

In order to effectuate the amendment set forth above:

(e)          All of the Corporation’s issued Common Stock, having a par value of $0.01 per share, is hereby changed into new Common Stock, having a par value of $0.01 per share, on the basis of one (1) new share of Common Stock for each three (3) shares of Common Stock issued as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

(f)            The Corporation’s 100,000,000 authorized shares of Common Stock, having a par value of $0.01 per share, shall not be changed;

(g)          The Corporation’s 1,000,000 authorized shares of preferred stock, having a par value of $0.01 per share, shall not be changed; and

(h)         The Corporation’s stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

SECOND:   That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by Steven B. Solomon its Chief Executive Officer and President, this      day of         , 2006.

Citadel Security Software Inc.

Steven B. Solomon
Chief Executive Officer and President

Exhibit A-3 (Reverse Stock Split 1 for 4)

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CITADEL SECURITY SOFTWARE INC.

Citadel Security Software Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST:   That at a meeting of the Board of Directors of Citadel Security Software Inc., a resolution was duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation of this corporation be amended to effect a one (1) for four (4) reverse split of all of the Corporation’s issued common stock, par value $0.01 per share (the “Common Stock”), whereby, automatically upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, each four (4) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

In order to effectuate the amendment set forth above:

(a)          All of the Corporation’s issued Common Stock, having a par value of $0.01 per share, is hereby changed into new Common Stock, having a par value of $0.01 per share, on the basis of one (1) new share of Common Stock for each four (4) shares of Common Stock issued as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

(b)         The Corporation’s 100,000,000 authorized shares of Common Stock, having a par value of $0.01 per share, shall not be changed;

(c)          The Corporation’s 1,000,000 authorized shares of preferred stock, having a par value of $0.01 per share, shall not be changed; and

(d)         The Corporation’s stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

SECOND:   That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by Steven B. Solomon its Chief Executive Officer and President, this      day of         , 2006.

Citadel Security Software Inc.

Steven B. Solomon
Chief Executive Officer and President

Exhibit A-4 (Reverse Stock Split 1 for 5)

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CITADEL SECURITY SOFTWARE INC.

Citadel Security Software Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST:   That at a meeting of the Board of Directors of Citadel Security Software Inc., a resolution was duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation of this corporation be amended to effect a one (1) for five (5) reverse split of all of the Corporation’s issued common stock, par value $0.01 per share (the “Common Stock”), whereby, automatically upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, each five (5) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

In order to effectuate the amendment set forth above:

(e)          All of the Corporation’s issued Common Stock, having a par value of $0.01 per share, is hereby changed into new Common Stock, having a par value of $0.01 per share, on the basis of one (1) new share of Common Stock for each five (5) shares of Common Stock issued as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

(f)            The Corporation’s 100,000,000 authorized shares of Common Stock, having a par value of $0.01 per share, shall not be changed;

(g)          The Corporation’s 1,000,000 authorized shares of preferred stock, having a par value of $0.01 per share, shall not be changed; and

(h)         The Corporation’s stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

SECOND:   That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by Steven B. Solomon its Chief Executive Officer and President, this      day of         , 2006.

Citadel Security Software Inc.

Steven B. Solomon
Chief Executive Officer and President

PROXY

CITADEL SECURITY SOFTWARE INC.
Special Meeting of Shareholders to be held on March 22, 2006
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Steven B. Solomon and Richard Connelly, and each of them, as proxies of the undersigned, with full power to appoint substitutes, and hereby authorizes them to represent and to vote all shares of stock of Citadel Security Software Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card at the Special Meeting of Stockholders of Citadel Security Software Inc. (the “Meeting”) to be held on March 22, 2006, at 9:00 a.m. local time, and at any adjournment or postponement thereof.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED AND, IF NO SPECIFICATION IS MADE, WILL BE VOTED FOR EACH OF PROPOSALS 1(a), 1(b), 1(c) AND 1(d), AND THIS PROXY AUTHORIZES THE ABOVE DESIGNATED PROXIES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PLEASE SIGN ON REVERSE SIDE AND MAIL PROMPTLY
IN THE ENCLOSED ENVELOPE

SEE REVERSE SIDE	SEE REVERSE SIDE

☒   Please mark votes as in this example.

The Board Recommends a Vote For Items 1(a), 1(b), 1(c), and 1(d).

1.	AUTHORIZATION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO:
a.	Combine each two (2) shares of the Company’s Common Stock into one (1) share of common stock: The Board Recommends a Vote For Item 1(a).	FOR	☐	AGAINST	☐	ABSTAIN	☐
b.	Combine each three (3) shares of the Company’s Common Stock into one (1) share of common stock: The Board Recommends a Vote For Item 1(b).	FOR	☐	AGAINST	☐	ABSTAIN	☐
c.	Combine each four (4) shares of the Company’s Common Stock into one (1) share of common stock: The Board Recommends a Vote For Item 1(c).	FOR	☐	AGAINST	☐	ABSTAIN	☐
d.	Combine each five (5) shares of the Company’s Common Stock into one (1) share of common stock: The Board Recommends a Vote For Item 1(d).	FOR	☐	AGAINST	☐	ABSTAIN	☐

After you have marked and dated this proxy, please sign exactly as your name appears on this card and return this card promptly in the enclosed envelope. If the shares being voted are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. If you are signing as attorney, executor, administrator, trustee or guardian or if you are signing in another fiduciary capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

Signature:	Date:
Signature:	Date: